Taxation (Details)	12 Months Ended
Dec. 31, 2022
Taxation (Details) [Line Items]
Taxation, description	Labuan Business Activity Tax Law, Labuan registered entities are subject to 3% tax on the audited net profits. In 2022, IGI Labuan recorded tax expense of USD 57 thousand representing 3% of the audited net profits (2021: USD 71 thousand) (2020: USD 66 thousand).
Tax rate percentage	10.00%
Operating cost percentage	5.00%
Standard rate, percentage	35.00%
United Kingdom [Member]
Taxation (Details) [Line Items]
Taxation, description	An increase from the current 19% UK corporation tax rate to 25%, effective from 1 April 2023, was announced in the Budget on 3 March 2021 and enacted on 10 June 2021. As a result, UK deferred tax balances have been revalued to take this rate change into account, where relevant.